Exhibit 10.11

                            ASSIGNMENT OF TRADEMARKS

WHEREAS, Design Data Systems Corporation, a Florida corporation, having its principal place of business at 13830 58th Street N., Suite 410, Clearwater, Florida ("Assignor"), is the owner of the trademarks/service marks as listed on SCHEDULE A attached hereto, which marks constitute part of the Replacement Property, as defined in the Assignment dated November 4, 1999 by and among Seller, Buyer and SQL Acquisition LLC); and

WHEREAS, SQL Acquisition LLC, a Delaware limited liability company, having its principal place of business at 2390 East Camelback Road, Suite 210, Phoenix, Arizona 85016 ("Assignee"), is desirous of acquiring said trademarks/service marks together with the good will of the business with which said trademark/service marks are used and which are symbolized by said marks and any and all registrations and applications for registration of said marks;

NOW, THEREFORE, be it known that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor has, subject to the penultimate paragraph hereof, assigned and by these presents, does hereby sell, transfer, convey and assign unto Assignee the entire right, title, and interest in and to said marks, all registrations and all applications for registration of said marks, including without limitation the right to recover for past infringement of said marks, and the good will of the business in connection with which said marks are used and which are symbolized by said marks.

Assignor hereby covenants and represents that the execution, delivery and performance of this Trademark Assignment by Assignor has been duly and validly authorized by all necessary corporate action and this Trademark Assignment has been duly and validly executed and delivered by Assignor and constitutes a valid and legally binding agreement of Assignor, enforceable against Assignor in accordance with its terms. The execution, delivery and performance of this Trademark Assignment does not conflict with, result in a breach of, or constitute a default under any applicable law, judgment, order, injunction, decree, rule or regulation, or ruling of any court or governmental instrumentality, or the articles of incorporation, bylaws or resolutions of the Board of Directors of Assignor, or conflict with, constitute grounds for termination of or result in a breach of or constitute a default under any agreement, instrument, license or permit to which Assignor is or will be subject.

Assignor hereby further covenants and agrees that Assignor will communicate to Assignee, its successors, legal representatives and assignees, any facts known to Assignor respecting said marks, and at Assignee's sole expense testify in any legal proceeding, sign all lawful papers, execute all applications for registration, make all rightful oaths, and generally do everything possible to aid the said Assignee, its successors, legal representatives and assigns, to obtain and enforce proper protection for said marks in all countries.

Assignor and Assignee agree that, notwithstanding any other provision of this Trademark Assignment, this Trademark Assignment shall be effective on and after September 30, 1999.

IN WITNESS WHEREOF, this Assignment of Trademarks is executed at Boston, Massachusetts, this 4th day of November, 1999.

                                      DESIGN DATA SYSTEMS CORPORATION


                                      By: /S/ MICHAEL R. MELI, PRESIDENT
                                          --------------------------------
                                      Name: MICHAEL R. MELI
                                            ------------------------------
                                      Title: PRESIDENT
                                             -----------------------------

ATTEST:

By: /S/ BRIAN SALVAGNI
    ------------------------------
Name:  BRIAN SALVAGNI
      ---------------------------
Title:
      ---------------------------

                                  CERTIFICATION

COMMONWEALTH OF           )
MASSACHUSETTS
                          ) ss.
COUNTY OF SUFFOLK         )

On this 4th day of November, 1999, before me, the undersigned, a Notary Public for the Commonwealth of Massachusetts, personally appeared Michael R. Meli personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument as President of the corporation named therein, and acknowledged to me that he executed the same as his voluntary act on behalf of such corporation with authority to do so for the purposes therein set forth.



                                       /S/ VIRGINIA A. THOMPSON
                                       ---------------------------------
                                       Notary Public


My Commission expires:  NOVEMBER 23, 2001